SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 July 11, 2003
                                 Date of Report
                            (Earliest Reported Event)

                           HI-TECH PHARMACAL CO., INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-20424


          Delaware                                        11-2638720
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(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or jurisdiction)


369 Bayview Avenue
Amityville, NY                                               11701
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(Address of principal                                      (Zip Code)
executive offices)

                                 (631) 789-8228
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               Registrant's telephone number, including area code:



         (Former names or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

     On July 11, 2003, the Company determined that on July 10, 2003, an employee inadvertently disclosed to a shareholder that the results for the quarter ended April 30, 2003 were better than the results for the corresponding quarter in the prior fiscal year. This information was not previously made public. The Company intends to release its earnings for the quarter and the fiscal year ended April 30, 2003 by Wednesday, July 16, 2003.

     This 8-K is being furnished solely to satisfy the requirements of Regulation FD in light of the inadvertent disclosure.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 11, 2003                 HI-TECH PHARMACAL CO., INC.


                                     By: /s/David S. Seltzer
                                         -------------------------------------
                                         David S. Seltzer
                                         President and Chief Executive Officer